Lakeland Bancorp, Inc.

Nasdaq: "LBAI"
Roger Bosma, President & CEO

Lakeland bancorp, inc.
INTERESTED
INVESTED
INVOLVED
in you!

Statement Regarding Forward-Looking Information

The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to credit quality (including delinquency trends and the allowance for loan and lease losses), corporate objectives, and other financial and business matters. The words "anticipates," "projects," "intends," "estimates," "expects," "believes," "plans," "may," "will," "should," "could," and other similar expressions are intended to identify such forward-looking statements. The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements.

In addition to the factors disclosed by the Company elsewhere in this document, the following factors, among others, could cause the Company's actual results to differ materially and adversely from such forward-looking statements: pricing pressures on loan and deposit products; competition; changes in economic conditions nationally, regionally and in the Company's markets; the extent and timing of actions of the Federal Reserve Board; changes in levels of market interest rates; clients' acceptance of the Company's products and services; credit risks of lending activities; changes in the conditions of the capital markets in general and in the capital markets for financial institutions in particular and the impact of the war in Iraq on such markets; and the extent and timing of legislative and regulatory actions and reforms.

The above-listed risk factors are not necessarily exhaustive, particularly as to possible future events, and new risk factors may emerge from time to time. Certain events may occur that could cause the Company's actual results to be materially different than those described in the Company's periodic filings with the Securities and Exchange Commission. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Corporate Profile

- $2.5 Billion Commercial Bank
- Headquartered in Northern New Jersey
- 38-year history
- Combination of five commercial banks
- 49 Branches

Stockholder Information ("LBAI")

- Market Cap – $288 Million
- 23.2 million shares outstanding (20.1 million float)
- 3,700 registered shareholders
- 55,000 average daily share volume
- 16% insider ownership
- 12% institutional ownership
- 3.23% dividend yield
- 5.0% Stock Dividends seven of eight past years
- 16.1 current P/E, 14.5 forward P/E (17.2 average past 5 years)

As of February 26, 2008

Capital Position

As of December 31, 2007

- Book Value per Share – $9.09
- Tangible Book Value per Share – $5.19
- Stockholders' Equity – $212 million
- Tangible Equity – $121 million
- Price x Book – 1.36 (Stock Price $12.40 on February 26, 2008)
- Price x Tangible Book – 2.39
- Equity to Assets – 8.42%
- Tier 1 Capital to Risk Assets – 10.08%
- Total Capital to Risk Assets – 11.08%

As of February 26, 2008

Our Expanding Marketplace

- NJ – #1 in Median Household Income
  - Per Capita Income – 126% of U.S.
  - Total Deposits – 7th highest state
- Lakeland – 4th largest bank headquartered in NJ


NY
New Haven
CT
Stamford
Paterson
Yonkers
Newark
Elizabeth
New York
PA
Allentown
NJ
Philadelphia
MD
DE
Copyright (C) 2003 Y-Merge.com, a service of SNL Financial
0
64.12mi

Attractive Demographics of Our Target Market

- New Jersey ranks:
  - #1 based on population density
  - #1 based on median household income
  - #2 based on average household income
- Our markets and contiguous markets are extremely wealthy. Nationwide average household income rankings are as follows:
  - #2 – Somerset, NJ ($140,215)
  - #4 – Hunterdon, NJ ($138,085)
  - #5 – Morris, NJ ($137,839)
  - #24 – Rockland, NY ($114,911)
  - #27 – Bergen, NJ ($113,819)


Average Household Income
$102,091
Current Markets
$95,834
Contiguous Markets
$93,210
New Jersey
$71,092
USA

Source: SNL Financial (ESRI data)

Distribution Network


PIKE
ORANGE
MONROE
ROCKLAND
WESTCHESTER
SUSSEX
PASSAIC
Oak Ridge
BERGEN
WARREN
MORRIS
ESSEX
NORTHAMPTON
HUDSON
NEW YORK
BRONX
QUEENS
NASSAU
KINGS
UNION
HUNTERDON
SOMERSET
MIDDLESEX

- Lower cost deposits in Northwestern sector (34% market share)
- More lending opportunities in Eastern sector (3 lending offices)

Experienced Management Team



Title	Years Experience	Prior Experience
President & CEO	35	Hudson United, Independence Bank
Chief Financial Officer	25	Hudson United, HSBC, Bankers Trust
Chief Lending Officer	25	Midlantic
Chief Retail Officer	30	Bank of New York
Chief Credit Officer	30	Fleet Bank
Chief Operations Officer	30	Horizon
President, Leasing	20	NIA Leasing

Total Assets (Dollars in Millions)


$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,585
$2,141
$2,206
$2,264
$2,514
2003
2004
2005
2006
2007

Commercial Lending

- Five NJ lending offices
- Legal lending limit – $30 million
- House limit – $20 million
- Average loan size approximately $300k
- Only five borrowers with over $10 million exposure

Loan Growth (Dollars in Millions)

19% in 2007 and 21% in 2006


$845
$254
$20
$178
$62
$330
$1,170
$290
$63
$217
$88
$513
$1,307
$302
$68
$257
$90
$590
$1,586
$315
$88
$272
$196
$714
$1,881
$310
$92
$302
$356
$822
2003
2004
2005
2006
2007
Commercial
Leases
Mortgages
Construction
Consumer and Home Equity

Loan Mix (Dollars in Millions)


Consumer
($310)
16%
Commercial
($822)
44%
Leases
($356)
19%
Mortgages
($302)
16%
Construction
($92)
5%
Commercial
Leases
Mortgages
Construction
Consumer and Home Equity

Commercial and Construction Loans

- 87% secured by Real Estate
- Virtually all personally guaranteed
- Approximately 35% are Owner Occupied
- Diversified Industry type – Retail, commercial and residential construction, office, multifamily, mixed use, etc. (none exceeds 25%)
- In-market portfolio

Leasing Business

- Acquired Company in 2000
- Small ticket (<$100k), average 3 to 4 year commercial leases
- Full Payout, not relying on residual values
- $356 million currently outstanding
- Charge Offs – 0.16% in 2007 and 0.01% in 2006
- Industries – Transportation, Manufacturing, Construction, Healthcare
- Equipment – Vehicles, Furniture, Medical, Printing Equipment, etc.
- Geographic Dispersion – 48 states

Loan Quality

Non Performing Assets
(as a % of Total Assets)


0.67%
0.38%
0.30%
0.34%
0.18%
0.20%
0.41%
2003
2004
2005
2006
2007
Pools
Other NPA

Reserves and Charge Offs


2.5%
2.0%
1.5%
1.0%
0.5%
0%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.64%
0.62%
0.41%
0.28%
0.10%
1.98%
1.41%
1.00%
0.85%
0.78%
2003
2004
2005
2006
2007
Reserves/Loans
Net Charge Offs/Ave Loans

Investment Securities

(December 31, 2007)

- $402 million (16% of Total Assets)
- ($2.3 million) Unrealized Loss – 0.5% of portfolio
- Primarily for liquidity purposes
- Short agencies, MBS, Munis
- NO CDOs, CLOs, auction rate bonds, etc.
- No unusual write downs required
- 4.46% yield
- 3.5 year Weighted Average Life
- 2.0 year Effective Duration


50%
4%
20%
6%
20%
MBS/CMO ($201m)
Munis ($81)
Agencies ($80)
Equities, FHLB, CRA ($23)
Corporate Debt ($17)

Balance Sheet Repositioning

Loans to Assets


53.7%
54.9%
59.5%
70.3%
75.0%
2003
2004
2005
2006
2007

Securities to Assets


37.9%
34.8%
30.4%
18.7%
16.0%
2003
2004
2005
2006
2007

Deposit Growth

7% in 2007 and 3% in 2006

Total Deposits ($M)
(11% CAGR)


$1,325
$78
$209
$103
$397
$295
$243
2003
$1,726
$96
$270
$142
$543
$357
$319
2004
$1,798
$154
$293
$95
$607
$336
$312
2005
$1,860
$209
$293
$101
$631
$322
$303
2006
$1,987
$240
$364
$154
$620
$318
$292
2007

Deposit Mix
(December 31, 2007)


12%
15%
16%
18%
8%
31%
DDA ($292)
Savings ($318)
NOW ($620)
MMDA ($154)
Time < $100K ($364)
Time > $100K ($240)

Net Interest Margin

We have experienced margin contraction as a result of a flat, and previously inverted, yield curve:


4.12%
3.82%
3.73%
3.39%
3.41%
2003
2004
2005
2006
2007

Net Interest Margin

But NIM has recently been improving due to liability sensitive position:


3.46%
3.48%
3.32%
3.27%
3.46%
3.45%
3.36%
3.38%
1Q 2006
2Q 2006
3Q 2006
4Q 2006
1Q 2007
2Q 2007
3Q 2007
4Q 2007

Liability Sensitive

as of December 31, 2007

- Net Interest Income improves $2.8 million (3.5%) rates down 200bp
- Net Interest Income declines $3.2 million (4.0%) rates up 200bp
- $327 million negative GAP within 1 year:
  - Loans/Leases – $1.4 billion (72%) reprice over 1 year
  - Time Deposits – $0.5 billion (87%) reprice under 1 year
  - Savings Accounts – $0.3 billion
  - Municipal Deposits – $0.3 billion (75% of accounts tied to T-Bill rates)
  - Borrowings – $200 of $300 million total reprices over 1 year

Net Income
(Dollars in Thousands)


$15,107
$16,495
$20,221
$16,977
$17,988
2003
2004
2005
2006
2007

Earnings per Share


$0.84
$0.76
$0.85
$0.73
$0.77
2003
2004
2005
2006
2007

Return on Equity (ROE) and Return on Tangible Equity (ROTE)


10.79%
17.99%
10.55%
20.70%
8.85%
17.14%
8.81%
15.97%
2004
2005
2006
2007
ROE
ROTE

Current Strategic Initiatives

- Improve Cost Efficiency
- Expansion Strategy
- Capitalize on Recent Consolidations
- Gain Market Share

Improve Cost Efficiency

- Through growth and scalability:
  - Investments made in our branch franchise and technology infrastructure has created the foundation to support an institution approximately double our size.
  - Our expenses should not grow proportionally to our earning asset growth.
- Investments in our future have been made and recent investments include:
  - Baker Hill loan origination and portfolio management platform
  - Upgraded our asset based lending system
  - Upgraded our mainframe
  - "Remote capture"
  - CRM (Customer Relationship Management System)

Expansion Strategy

County	State	Total Deposits in Markets ($M) (1)	# of Small Businesses (2)
Current counties of operation			
Bergen	NJ	$ 31,911	32,755
Essex	NJ	$ 15,836	19,802
Morris	NJ	$ 12,221	17,179
Passaic	NJ	$ 9,301	12,204
Sussex	NJ	$ 2,117	3,680
Warren	NJ	$ 1,922	2,822
Total		**$ 73,308**	**88,442**
Contiguous counties			
Hudson	NJ	$ 19,680	13,155
Middlesex	NJ	$ 17,589	20,596
Union	NJ	$ 14,791	14,365
Rockland	NY	$ 7,007	8,912
Somerset	NJ	$ 6,882	9,607
Orange	NY	$ 4,934	8,704
Hunterdon	NJ	$ 2,766	4,112
Total		**$ 73,648**	**79,451**
Grand Total		**$ 146,956**	**167,893**


ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX

Source: SNL Financial and US Census
(1) Data as of June 30, 2006
(2) Data as of 2004; Small businesses defined as those with less than 100 employees

Capitalize on Recent Consolidation Activity

- We have the opportunity to take advantage of recent consolidation activities in our target market area:
  - Attract new customers seeking high service levels
  - Attract quality employees seeking the "community bank" model
- Our target market has experienced 14 mergers over the last two years where 14.9% of deposits ($24.6 billion) have or will be "turned over." (1)
- Recent major acquisitions in our market area:
  - Oritani Financial/Greater Community (3.1x tg. book)
  - Toronto-Dominion Bank/Commerce Bancorp (3.1x tg. book)
  - KeyCorp/U.S.B. Holding Co. (2.5x tg. book)
  - Provident Financial/First Morris Bank & Trust (3.3x tg. book)
  - TD Banknorth/Interchange (4.4x tg. book)
  - JPMorgan Chase/Bank of New York retail franchise
  - Capital One/North Fork (4.9x tg. book)
  - Sovereign/Independence Community Bank (3.6x tg. book)
  - TD Banknorth/Hudson United (4.4x tg. book)


ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX
LBAI Branches
Acquired Branches

(1) Based on total deposits each target had in the respective counties

Substantial Opportunity to Gain Market Share

- Highly consolidated markets, dominated by large super-regional and national banks.
- Deposit market shares in our markets are as follows:

	Lakeland bancorp, inc.	Bank of America	Wachovia	JPMorganChase	PNC
Sussex ($2.2 billion)	34.0% (#1)	-	7.1%	8.8%	8.5%
Morris ($12.6 billion)	3.9 (#9)	10.5%	10.1%	12.9%	8.1%
Passaic ($9.2 billion)	4.4 (#10)	2.8%	10.5%	4.7%	10.9%
Bergen ($32.2 billion)	0.6 (#22)	16.6%	8.8%	6.9%	4.8%
Warren ($1.9 billion)	1.1 (#11)	7.4%	10.5%	0.9%	34.2%
Essex ($15.7 billion)	0.2 (#27)	7.0%	17.5%	6.9%	8.4%
Current Market ($73.8 billion)	**2.6 (#11)**	**11.0%**	**11.1%**	**7.5%**	**7.8%**
Contiguous Market ($91.7 billion)	**-**	**20.6%**	**11.5%**	**3.4%**	**6.4%**

Contiguous market consists of Hudson, Middlesex, Union, Rockland (NY), Somerset, Orange (NY) and Hunterdon counties
Source: SNL Financial (FDIC data); Deposit data as of 6/30/2007 and pro forma for pending and completed acquisitions

LBAI Investment Considerations

- Timely earnings opportunities:
  - Targeted Asset mix achieved
  - Positively shaped Yield Curve
  - Liability sensitivity position
- Conservative credit culture
- Existing and contiguous markets ideal for expansion
- Consistent dividend policy
- Scarcity value